SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     May 15, 1997


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                  0-21897                    33-0707612
(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)               File Number)            Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund V, L.P., Series 4 ("SERIES 4") has acquired a Local Limited Partnership Interest in Mountain Vista Associates Limited Partnership, a New Mexico limited partnership ("MOUNTAIN VISTA" or the "Local Limited Partnership"). MOUNTAIN VISTA owns the Mountain Vista Apartments (the "Apartment Complex") in Los Alamos, New Mexico.

         The following tables contain information concerning the Apartment Complex and the Local Limited Partnership identified herein:


                                                                                                          LOCAL
                                                                                                          LIMITED        YEAR
                                     ESTIMATED                                                PERMANENT   PARTNERSHIP'S  CREDITS
            PROJECT                  CONSTRUC-    ESTIMATED                                   MORTGAGE    ANTICIPATED    TO BE
LOCAL       NAME AND                 TION         DEVELOPMENT COST   NUMBER OF     BASIC      LOAN        AGGREGATE      FIRST
LIMITED     NUMBER OF   LOCATION OF  COMPLETION   (INCLUDING         APARTMENT     MONTHLY    PRINCIPAL   TAX CREDITS    AVAIL-
PARTNERSHIP BUILDINGS   PROPERTY     DATE         LAND COST)         UNITS         RENTS      AMOUNT      (1)            ABLE

------------ ----------- ------------ ------------ ------------------ ------------- ---------- ------------ ------------- ---------
MOUNTAIN     Mountain    Los          July 1997    $1,960,261         16  1BR       $317       $1,450,000   $539,561      1997
VISTA        Vista       Alamos                                       36  2BR       $374       U.S.  Dept.
             Apartments  (Los                                                                  of
                         Alamos                                                                Agriculture
             7           County),                                                              (FmHA) (3)
             buildings   New Mexico
             (2)


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 4 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 4 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2)      Rehabilitation property.

(3) U. S. Department of Agriculture (FmHA) will provide the mortgage loan for a term of 50 years at an annual interest rate of 7.25%. Principal and interest will be payable monthly based on a 50-year amortization schedule.

Los Alamos (MOUNTAIN VISTA): Los Alamos (population 12,000) is in north-central New Mexico on State Route 4 approximately 16 miles northwest of Santa Fe. The major employers for Los Alamos residents are the U.S.
Department of Energy and the Los Alamos National Laboratory.



                                                                               SHARING                      ESTIMATED
                                                                               RATIOS:         SERIES   4'  ACQUISITION
                                                                               ALLOCATIONS     s            FEES PAYABLE
LOCAL           LOCAL                                             SHARING      (4)             CAPITAL      TO FUND
LIMITED         GENERAL            PROPERTY        DEVELOPMENT    RATIOS:      AND             CONTRI-BUTIONMANAGER
PARTNERSHIP     PARTNERS           MANAGER (1)     FEE (2)        CASH   FLOW  SALE OR         (6)
                                                                  (3)          REFINANCING
                                                                               PROCEEDS  (5)
--------------- ------------------ --------------- -------------- ------------ --------------- ------------ -------------
MOUNTAIN VISTA  Monarch            Monarch         $125,000       WNC:    33%  98.99/.01/1     $320,467     $32,000
                Properties,  Inc.  Properties,                    but      no  50/50
                                   Inc.                           less   than
                Low        Income                                 $1,800  per
                Housing                                           year
                Foundation     of                                 LGP:    The
                New    Mexico                                     balance



(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. Each Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners a development fee in the amount set forth, for services incident to the development and construction of the

                                       2

Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by SERIES 4.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to SERIES 4 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in the profits, losses and Low Income Housing Credits of SERIES 4, WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and the Local General Partners.

(5) Reflects the respective percentage interests of SERIES 4 and the Local General Partners in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the capital contributions of SERIES 4 and the Local General Partners.

(6)  SERIES  4  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.


Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma   Financial    Information   will   be   filed   upon
                  availability.

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Mountain Vista Associates, Limited Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  May 27, 1997               By:      WNC &  Associates, Inc.,
                                           General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of Mountain Vista Associates Limited Partnership